Series A Convertible Redeemable Preferred Share (Changes of Series A convertible redeemable preferred shares) (Details) (Series A Preferred Shares [Member]) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2013 USD ($)	Dec. 31, 2013 CNY	Dec. 31, 2012 CNY	Dec. 31, 2011 CNY
Temporary Equity [Line Items]
Balance as of January 1	$ 0	0	0	390,183
Accretion of redemption feature	0	0	0	773,623
Conversion to ordinary share upon IPO	0	0	0	(1,163,806)
Balance as of December 31	$ 0	0	0	0